EXECUTION COPY

THIRD AMENDMENT TO THE SECOND AMENDED
AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of July 18, 2011 (this “Amendment”), is entered into by and among U. S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the “Seller”), UNITED STATES STEEL CORPORATION (in its individual capacity “USS”), a Delaware corporation, as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the FUNDING AGENTS listed on the signature pages hereto, the CP CONDUIT PURCHASERS listed on the signature pages hereto, the COMMITTED PURCHASERS listed on the signature pages hereto, the LC BANKS listed on the signature pages hereto and THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as Collateral Agent for the CP Conduit Purchasers, Committed Purchasers and LC Banks (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).  Capitalized terms used and not otherwise defined herein are used as defined in the Second Amended and Restated Receivables Purchase Agreement, dated as of September 27, 2006 (as amended or otherwise modified through the date hereof, the “Agreement”), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the LC Banks from time to time party thereto, the Funding Agents and the Collateral Agent.

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

SECTION 1.         Amendments to the Agreement.

(a)           Section 1.2(b) of the Agreement is hereby amended by (i) deleting the words “at Mellon Bank, N.A., account number 000-0300, ABA 043000261” in the sixth and seventh lines thereof and (ii) substituting the following therefor:

at the Servicer’s account number 115-6293, ABA 043000261 at The Bank of New York Mellon

(b)           Section 1.9(a) of the Agreement is hereby amended by (i) deleting the word “or” at the end of clause (ii) thereof and (ii) adding the following new clause (iv) at the end of clause (iii) thereof immediately following the parenthetical “(collectively, “Basel II”)”:

or (iv) Dodd Frank or Basel III (whether the compliance by such Affected Person therewith was commenced prior to or after the date hereof)

(c)           Section 1.9(b) of the Agreement is hereby amended by (i) deleting the word “or” at the end of clause (ii) thereof and (ii) adding the following new clause (iv) at the end of clause (iii) thereof immediately following the parenthetical “(whether the compliance by such Affected Person therewith was commenced prior to or after the date hereof)”:

or (iv) Dodd Frank or Basel III  (whether the compliance by such Affected Person therewith was commenced prior to or after the date hereof)

(d)           Section 1.10 of the Agreement is hereby amended by (i) deleting the word “or” at the end of clause (b) thereof and (ii) adding, immediately prior to the colon at the end of clause (c) thereof, the following new clause (d):

or (d) Dodd Frank or Basel III (whether the compliance by such Affected Person therewith was commenced prior to or after the date hereof)”.

(e)           The address for The Bank of Nova Scotia, in each capacity, where it appears beneath its signature in the Agreement, is replaced in its entirety with the following:

Scotia Capital
40 King Street West, 62nd Floor
Toronto, ON, M5W 2X6
Attention: Christopher Usas
Telephone No.: (416) 933-2345

With a copy to:

The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006
Attention: Darren Ward
Telephone No.: (212) 225-5264
Facsimile No.: (212) 225-5274

(f)           The following new defined terms are hereby added to Exhibit I to the Agreement in appropriate alphabetical order:

“Basel III” means all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III.

“Dodd Frank” means the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith.

“FOB Destination Accrual” means at any time the amount, determined as of the most recent calendar quarter ended, of reserves, accruals or liabilities set forth on the books and records of each Originator related to FOB Receivables.

“FOB Receivables” means a Receivable for which the goods giving rise to such Receivable have been shipped to, but have not yet been received by, the related Obligor, and for which the title to or risk of loss has not yet passed to such Obligor.

“Minimum Dilution Reserve” means at any time the amount equal to the product of (i) sum of (x) the aggregate Capital at such time, plus (y) the LC Aggregate Stated Amount at such time, multiplied by (ii) the Minimum Dilution Reserve Percentage, divided by (iii) 1 minus the Minimum Dilution Reserve Percentage at such time.

“Minimum Dilution Reserve Percentage” means at any time a percentage equal to the product of (i) the average of the Dilution Ratios for the twelve most recent calendar months and (ii) the Dilution Horizon.

(g)           The definition of “Commitment” set forth in Exhibit I to the Agreement is hereby amended by deleting clause (i) thereto and replacing it in its entirety with the following:

“(i) the amount set forth below the signature of the Funding Agent for such Purchaser Group as set forth on the signature pages to the Third Amendment to this Agreement, dated as of July 18, 2011”.

(h)           The definition of “Commitment Expiry Date” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to the date “July 19, 2013” therein and substituting the date “July 18, 2014” therefor.

(i)           The definition of “Concentration Reserve Percentage” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Concentration Reserve Percentage” means, at any time the long-term senior unsecured and uncredit-enhanced debt rating of USS is at least BB- by Standard &Poor’s and Ba3 by Moody’s, 16%, and if not so rated, 20%.

(j)           The definition of “Excess Concentration” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Excess Concentration” means the sum of (i) the sum of the amounts by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds an amount equal to: (a) the Concentration Percentage, for such Obligor, multiplied by (b) the Outstanding Balance of all Eligible Receivables then in the Receivables Pool, plus (ii) the amount by which the FOB Destination Accrual exceeds an amount equal to: (a) 5.0%, multiplied by (b) the Outstanding Balance of all Eligible Receivables then in the Receivables Pool.

(k)           The definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is hereby amended by adding the following proviso to the end thereof, immediately following clause (p) thereof:

“it being understood that, for the avoidance of doubt, a Receivable that otherwise satisfies each of the criteria set forth in this definition shall constitute an Eligible Receivable, and shall not be excluded due to the failure to satisfy any such criteria solely as a result of the fact that the goods giving rise to such Receivable have been shipped to, but have not yet been received by, the related Obligor, and the title to, or risk of loss of, such goods has not yet passed to such Obligor.”

(l)           The definition of “Excluded Obligor” set forth in Exhibit I to the Agreement is hereby amended by deleting clauses (b) and (c) thereof in their entirety and relabeling clause (d) as clause (b).

(m)           The definition of “Net Receivables Pool Balance” set forth in Exhibit I to the Agreement is hereby amended by adding the following phrase at the end thereof:

 “, minus (c) any adjustments to the cumulative accounts receivable balance which are not related to bad debt reserve or the FOB Destination Accrual recorded on the most recent calendar quarter ended balance sheets of the Originators in connection with the Receivables Pool, or any portion thereof, unless the Collateral Agent (in its sole discretion), each Funding Agent (in their sole discretion), the Servicer and the Seller otherwise agree in writing that any such balance sheet reserve or adjustment shall not be included”.

(n)           The definition of “Reserve Adjustment Factor” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Reserve Adjustment Factor” means, at any time the long-term senior unsecured and uncredit-enhanced debt rating of USS is at least BB- by Standard & Poor’s and Ba3 by Moody’s, 2.0, and if not so rated, 2.25.

(o)           The definition of “Special Obligor” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Special Obligor” means an Obligor, so designated in writing by each of the Funding Agents and set forth on Schedule IV to the Agreement; provided, however that (i) if, at any time, the long-term senior unsecured and uncredit-enhanced debt rating of General Motors Company falls below BBB+ by Standard & Poor’s or A3 by Moody’s, General Motors Company shall, for so long as such condition shall exist, cease to be a Special Obligor under this Agreement and shall constitute a Group D Obligor for all purposes of this Agreement and (ii) the Collateral Agent may (and shall, upon the direction of any Conduit Purchaser) at any time, upon not less than ten (10) Business Days’ notice to the Seller and each Funding Agent, revoke the designation of any Obligor (other than General Motors Company) as a Special Obligor or reduce the Concentration Percentage for such Special Obligor.

(p)           The definition of “Total Reserves” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Total Reserves” means, at any time, an amount equal to the sum of (i) the Yield Reserve, plus (ii) the Servicing Fee Amount, plus (iii) the greater of (x) the sum of the Loss Reserve plus Dilution Reserve and (y) the Concentration Reserve plus the Minimum Dilution Reserve.

(q)           Schedule IV to the Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

(r)           Schedule II to the Agreement is hereby amended and restated in its entirety as set forth on Schedule II attached hereto.

SECTION 2.        Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Agreement shall remain in full force and effect.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3.        Effectiveness of this Amendment.  This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of each of the following, each in form and substance satisfactory to the Collateral Agent:

(i)	counterparts of this Amendment duly executed by each of the parties hereto;

(ii)
evidence that each Funding Agent is in receipt of counterparts of the amended and restated Fee Letter, dated as of the date hereof, duly executed by each of the parties thereto (including receipt of any “Renewal Fee” set forth therein);

(iii)
an opinion of the general counsel or an assistant general counsel to the Seller and the Servicer regarding certain corporate and enforceability matters in form and substance reasonably satisfactory to the Collateral Agent and each Funding Agent; and

(iv)
evidence of the payment by the Seller and the Servicer of all fees (including all due diligence costs and expenses and attorneys’ fees, costs and expenses) due and payable as of the date of this Amendment to the Collateral Agent, each Funding Agent and their collective counsel, in each case, reasonably satisfactory to the Collateral Agent and the applicable Funding Agent, as the case may be.

SECTION 4.         Representations and Warranties of USS and Seller; Further Assurances.  Each of USS and the Seller hereby represents and warrants to the Collateral Agent, each Funding Agent and each Purchaser as follows:

A.          Representations and Warranties.  Each of the representations and warranties made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct and correct as of such earlier date).

B.           Enforceability.  The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts.  This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms; and

C.           No Default.  Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

D.           Further Assurances.  Each of the Seller and the Servicer hereby agree to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other records or receipts, if any, relating to the subject matter of this Amendment, as the Collateral Agent or any Funding Agent may reasonably request.

SECTION 5.         Miscellaneous.

A.          This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

B.          The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

C.          This Amendment may not be amended or otherwise modified except as provided in the Agreement.

D.          Any provision in this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

E.           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

(signatures begin on the next page)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATES STEEL CORPORATION,
as initial Servicer

By:	/s/ Larry T. Brockway
Name: Larry T. Brockway
Title: Vice President and Treasurer

U. S. STEEL RECEIVABLES LLC, as Seller

By:	/s/ Larry T. Brockway
Name: Larry T. Brockway
Title: Vice President

LIBERTY STREET FUNDING LLC,
as a CP Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding LLC

By:	/s/ Christopher Usas
Name:	Christopher Usas
Title:	Director

THE BANK OF NOVA SCOTIA, as LC Bank for the Purchaser Group for which The Bank of Nova Scotia acts as Funding Agent

By:	/s/ Christopher Usas
Name:	Christopher Usas
Title:	Director

LC Sub-Commitment: $125,000,000

THE BANK OF NOVA SCOTIA, as Funding Agent for Liberty Street Funding LLC, as CP Conduit Purchaser and The Bank of Nova Scotia, as Committed Purchaser and as LC Bank

By:	/s/ Christopher Usas
Name:	Christopher Usas
Title:	Director

Commitment for its Purchaser Group: $325,000,000

MARKET STREET FUNDING LLC, as a CP Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Committed Purchaser for Market Street Funding LLC

By:	/s/ Susan Dimmick
Name:	Susan Dimmick
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as LC Bank for the Purchaser Group for which PNC Bank, National Association acts as Funding Agent

By:	/s/ Susan Dimmick
Name:	Susan Dimmick
Title:	Senior Vice President

LC Sub-Commitment: $125,000,000

PNC BANK, NATIONAL ASSOCIATION, as Funding Agent for Market Street Funding LLC, as CP Conduit Purchaser and PNC Bank, National Association, as Committed Purchaser and LC Bank

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

Commitment for its Purchaser Group: $300,000,000

THE BANK OF NOVA SCOTIA,
as Collateral Agent

By:	/s/ Christopher Usas
Name:	Christopher Usas
Title:	Director

SCHEDULE I

SCHEDULE IV
SPECIAL OBLIGORS

Special Obligor	Required Rating	Concentration Percentage
1. General Motors Company	BBB+ by Standard & Poor’s and A3 by Moody’s	10%

2. Sooner Pipe LLC	N/A	6%

3. Whirlpool Corporation	N/A	6%

4. Ford Motor Company	N/A	6%

The foregoing Concentration Percentages are subject to the satisfaction of the conditions set forth in the definition of “Special Obligor”.

Schedule I

SCHEDULE II

SCHEDULE II
LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

	Lock-Box Bank	Lock-Box Accounts
1.	PNC Bank, National Association	6800 (account number #11-3081-8577)
2.	The Bank of New York Mellon	AT 40370 PI 360008 DA 891211 107-1214 (wire account)

Schedule II